UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 7, 2007

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.2 FINANCIAL TABLES ACCOMPANYING EXHIBIT 99.1
EX-99.4 ANNEX A TO EXHIBITS 99.1 THROUGH 99.3

EXPLANATORY NOTE
     This Amendment No. 1 is being filed solely in order to replace Exhibits 99.2 and 99.4, as originally furnished, with the copies attached hereto. As originally furnished, the classification of certain costs and expenses within "Cost of operations," "Sales and marketing" and "General and administrative" in the Consolidated Statement of Operations was inconsistent with prior periods. As reflected in this Amendment No. 1, the classification of those costs and expenses is consistent with prior periods. The change in classification had no effect on amounts reported for revenue, net income or cash flows from operations.

Item 2.02. Results of Operations and Financial Condition
     On November 7, 2007, we issued a press release announcing our results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release, with the changes referred to in the “Explanatory Note” above. Exhibit 99.4 to this Current Report contains an Annex to the press release, with the changes referred to in the “Explanatory Note” above, entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are furnished herewith:
99.1	Press Release, dated November 7, 2007, regarding the Registrant’s results for the quarter ended September 30, 2007*

99.2	Financial Tables accompanying Exhibit 99.1, with the changes referred to in the “Explanatory Note” above

99.3	Financial Guidance Summary accompanying Exhibit 99.1*

99.4	Annex A to Exhibits 99.1 through 99.3, with the changes referred to in the “Explanatory Note” above

*	Previously filed

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: November 8, 2007	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 7, 2007, regarding the Registrant’s results for the quarter ended September 30, 2007*

99.2	Financial Tables accompanying Exhibit 99.1, with the changes referred to in the “Explanatory Note” above

99.3	Financial Guidance Summary accompanying Exhibit 99.1*

99.4	Annex A to Exhibits 99.1 through 99.3, with the changes referred to in the “Explanatory Note” above

*	Previously filed

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